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                                                                    EXHIBIT 10.2

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                                CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT AND WAIVER made and entered into as of June 6, 2000, by and among HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "COMPANY"), the Lenders signatory to the Credit Agreement referred to below (the "LENDERS"), and BANC OF AMERICA COMMERCIAL FINANCE CORPORATION, formerly known as NationsCredit Commercial Corporation, as Agent for the Lenders (the "AGENT").

                               STATEMENT OF FACTS

         A. The Company, the Lenders and the Agent are parties to the Amended and Restated Credit Agreement, dated as of May 26, 1998, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of November 11, 1998, the Second Amendment to Amended and Restated Credit Agreement and Waiver dated as of March 31, 1999, and the Third Amendment to Amended and Restated Credit Agreement and Waiver dated as of March 29, 2000 (the "CREDIT AGREEMENT"; capitalized terms used in this Amendment and not otherwise defined herein have the meanings given in the Credit Agreement, as amended hereby), whereby the Lenders have agreed to make certain loans and other financial accommodations to the Company, subject to the terms and conditions contained in the Credit Agreement.

         B. The Company has requested that the Agent and the Lenders agree to modify certain terms of the Credit Agreement, and the Agent and the Lenders are willing to agree to such modifications, subject to the terms and conditions of this Amendment.

                               STATEMENT OF TERMS

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENT TO CREDIT AGREEMENT. Subject to the terms and conditions of this Amendment, the Credit Agreement is hereby amended as follows:

         (a) The definition of the term "Loans" contained in Section 1.01 of the Credit Agreement is amended to read as follows:

                  "LOANS" means the Revolving Credit Loans and the Bridge Loan.


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         (b)      The definition of the term "Note" contained in Section 1.01 of the Credit Agreement is amended to read as follows:

                  "NOTE" means a Revolving Credit Note or Bridge Loan Note.

         (c)      The definition of the term "Pledge Agreements" contained in
Section 1.01 of the Credit Agreement is amended to read as follows:

                  "PLEDGE AGREEMENTS" means, collectively, the Company Pledge Agreement, the Note Pledge Agreement and any other pledge agreement delivered from time to time by a Subsidiary pursuant to Section 5.11 or 6.07.

         (d)      The definitions of the following new terms are added to
Section 1.01 of the Credit Agreement:

                  "BRIDGE LOAN" shall have the meaning assigned to it in Section 2.10(a).

                  "BRIDGE LOAN NOTE" shall have the meaning assigned to it in
                  Section 2.10(b).

                  "HUNT BRIDGE LOAN" means the short-term bridge loan advanced by the Company to Marshall B. Hunt and Hunt Family Investments, L.L.L.P. in a principal amount of $900,000 and having a maturity date of August 30, 2000, which loan is to be funded by the Bridge Loan as set forth in Section 2.10(a).

                  "HUNT NOTE" means the Promissory Note, dated June 6, 2000, made by Marshall B. Hunt and Hunt Family Investments, L.L.L.P. payable to the order of the Company, in the principal amount of $900,000.00, having a maturity date of August 30, 2000, and evidencing the Hunt Bridge Loan.

                  "NOTE PLEDGE AGREEMENT" means the Pledge and Assignment of Note and Collateral, dated as of June 6, 2000, between the Company and the Agent, in the form of Exhibit K.

         (e) The following new Section 2.10 is added to Article II of the Credit Agreement, immediately following Section 2.09:

                  SECTION 2.10  BRIDGE LOAN.

                           (a) Bridge Loan Commitment. Subject to the terms and conditions set forth herein, the Lenders hereby agree to make a short-term bridge loan to the Company on June 6, 2000, in an aggregate principal amount of $900,000 (the "BRIDGE LOAN"). The proceeds of the Bridge


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                  Loan shall be used solely to fund the Company's proposed
                  short-term bridge loan to Marshall Hunt and Hunt Family Investments, L.L.L.P. (the "HUNT BRIDGE LOAN"), which loan shall be made solely for the purpose of (i) refinancing Mr. Hunt's margin loan with Prudential Securities (in the amount of $806,245.83) and causing the release of the Company's common stock pledged by Mr. Hunt to secure such margin loan,
                  (ii) paying the costs and expenses incurred in connection with this Amendment and the transactions contemplated hereby (including the Agent's and the Lender's costs and expenses (including attorney's fees) required to be reimbursed by the Company pursuant to Section 8 hereof, in the amount of $30,273.51) and (iii) reimbursing Mr. Hunt for payments previously made on such margin loan (in an amount up to $63,480.66). The Bridge Loan shall be secured by the collateral assignment by the Company of all of its right, title and interest in and to the Hunt Bridge Loan, including the Hunt Bridge Note and 2,813,943 shares of the Company's common stock pledged by Mr. Hunt and Hunt Family Investments, L.L.L.P. to secure the Hunt Bridge Loan, as well as by all other Collateral.

                           (b) Bridge Loan Note. The Bridge Loan of each Lender shall be evidenced by a single Bridge Loan Note, substantially in the form of Exhibit A-1 (each such note, a "BRIDGE LOAN NOTE"), dated June 6, 2000, in an aggregate principal amount equal to the Bridge Loan advanced by such Lender, duly executed and delivered and payable to such Lender.

                           (c) Interest on the Bridge Loans. (i) The Company shall pay interest on the Bridge Loan to the Lenders monthly in arrears on the first day of each calendar month immediately succeeding the month for which such interest accrues, commencing July 1, 2000. In all cases accrued interest on the Bridge Loan shall be payable by the Company to the Lenders on the maturity date of the Bridge Loan. Interest at the Default Rate shall be payable upon demand by the Lenders. If any interest on the Bridge Loan accrues or remains payable after the maturity date of the Bridge Loan, such interest shall be payable by the Company upon demand by the Lenders.

                           (ii) Except as provided in Section 2.03(d), the Company shall be obligated to pay interest to the Lenders on the outstanding principal balance of the Bridge Loan from the date advanced until the Bridge Loan is repaid in full, at a floating rate per annum equal, at the Company's option, to one of: (x) the Index Rate plus four and one-half percentage points (4.5%) or (y) Adjusted LIBOR plus four and one-half percentage points (4.5%). Interest rate elections shall be made by the Company as provided in Section 2.03(b).


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                           (iii)    All computations of interest hereunder or
                  under the other Financing Documents for the Bridge Loan shall be made by the Agent on the basis of a 360 day year for the actual number of days occurring in the period for which such interest is payable. Each determination by the Agent of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error. The Agent agrees that it shall, upon written request of the Company (but not more frequently than once per month), provide a written calculation in reasonable detail of the most recent interest rate determination.

                           (d) Maturity Date. The Bridge Loan shall be due and payable in full on August 30, 2000.

         (f) Section 6.07 and Section 6.08 of the Credit Agreement are each amended by inserting the following at the end of such Section:

                  Notwithstanding the foregoing, the Company shall be permitted to make the Hunt Bridge Loan.

         (g) Section 7.01 is amended by (i) deleting the word "or" at the end of clause (n) thereof, (ii) deleting the period at the end of clause (o) thereof and substituting in lieu thereof a semicolon followed by the word "or" and (iii) inserting the following new clause (p) immediately following clause
(o) thereof:
                           (p) the occurrence of an "Event of Default" under
                  (and as defined in) the Hunt Note, and the continuation thereof for 10 days after notice thereof has been given to the Company by the Agent.

         (h) The Credit Agreement is further amended by incorporating therein as new exhibits the Exhibit A-1 and Exhibit K attached hereto.

         2. NO OTHER AMENDMENTS. Except for the amendments expressly set forth in Section 1 above, the Credit Agreement shall remain unchanged and in full force and effect. Nothing in this Amendment is intended or shall be construed to constitute a novation or an accord and satisfaction of any of the Company's Obligations under or in connection with the Credit Agreement or to modify, affect or impair the perfection or continuity of Agent's security interests in, security titles to or other liens on any Collateral for the Obligations.

         3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Agent and the Lenders that (a) this Amendment has been duly authorized, executed and delivered by the Company, (b) no Default or Event of Default has occurred and is continuing as of this date, and (c) except to the extent disclosed to the Agent in writing on or prior to the date hereof, all of the representations and warranties made by the Company in the Credit Agreement and the other Financing Documents are true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representations or warranties


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expressly referred to a specific prior date). Any breach by the Company of its representations and warranties contained in this Section 3 shall be an Event of Default for all purposes of the Credit Agreement (as amended hereby).

         4. RATIFICATION. The Company hereby ratifies and reaffirms each and every term, covenant and condition set forth in the Credit Agreement and all other documents delivered by the Company (as amended hereby) in connection therewith (including without limitation the other Financing Documents to which the Company is a party), effective as of the date hereof.

         5. ESTOPPEL. To induce the Agent and the Lenders to enter into this Amendment, the Company hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Company as against the Agent or any Lender with respect to the obligations of the Company to any of such parties under the Credit Agreement or the other Financing Documents, either with or without giving effect to this Amendment.

         6. STRICT COMPLIANCE NOTICE. The Agent hereby notifies the Company that the Agent and the Lenders intend to rely upon the strict terms and conditions of the Credit Agreement and the other Financing Documents, and the Agent and the Lenders expect that the Company will strictly comply with the terms and conditions thereof from and after this date. Nothing contained in this Amendment shall constitute a waiver by the Agent or the Lender of any Default or Event of Default now existing or hereafter arising under the Credit Agreement or any other Financing Document.

         7. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the date hereof, subject to the satisfaction of the following conditions:

                  (a) the receipt by the Agent of this Amendment, duly executed, completed and delivered by the Agent, the Lenders and the Company, and consented to in writing by the Guarantors;

                  (b) the receipt by the Agent of the Bridge Loan Note payable to Banc of America Commercial Finance Corporation in the principal amount of the Bridge Loan, duly executed, completed and delivered by the Company;

                  (c) the receipt by the Agent of the Pledge and Assignment of Note and Collateral, duly executed, completed and delivered by the Company, and consented to in writing by Marshall B. Hunt and Hunt Family Investments, L.L.L.P.;

                  (d) the receipt by the Agent of the original Hunt Bridge Note, duly endorsed by the Company in favor of the Agent, with recourse;

                  (e) the receipt by the Agent of the original Loan Agreement executed among Marshall B. Hunt, Hunt Family Investments, L.L.L.P. and the Company;


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                  (f)      the receipt by the Agent of the original Pledge
         Agreements executed by Marshall B. Hunt and Hunt Family Investments, L.L.L.P. in favor of the Company, pledging 2,813,943 shares of the Company's common stock to secure the Hunt Bridge Note, together with the stock certificates evidencing such pledged shares, and stock transfer powers duly executed by Marshall B. Hunt and Hunt Family Investments, L.L.L.P. in blank;

                  (g) the receipt by the Agent of a pay-off letter from Prudential Securities with respect to the margin loan of Marshall B. Hunt, indicating a balance due of $806,245.83 and otherwise in form and substance satisfactory to the Agent;

                  (h) the receipt by the Agent of a copy of the executed Exclusivity Agreement entered into between the Company and ***, regarding the Company's proposed recapitalization;

                  (i) the receipt by the Agent of a waiver by Tapir Investments (Bahamas) Ltd. of its co-sale rights with respect to the Company stock pledged by Hunt and Hunt Family Investments, L.L.L.P., in form and substance satisfactory to the Agent;

                  (j) the receipt by the Agent of an opinion of the Company's counsel, covering such matters as may be requested by the Agent and otherwise in form and substance satisfactory to the Agent;

                  (k) the receipt by the Agent of the fees and expenses due to its counsel from the Company; and

                  (l) the receipt by the Agent of such other documents, certificates, lien searches, instruments and opinions of counsel as the Agent may reasonably request.

         8. REIMBURSEMENT OF EXPENSES. The Company hereby agrees that it shall reimburse the Agent and the Lenders on demand for all costs and expenses (including without limitation attorney's fees) incurred by such parties in connection with the negotiation, documentation and consummation of this Amendment and the other documents executed in connection herewith and therewith and the transactions contemplated hereby and thereby.

         9. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA FOR CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SAID STATE.

         10. SEVERABILITY OF PROVISIONS. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, the Company hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

*** CONFIDENTIAL TREATMENT REQUESTED; PORTION OMITTED FILED SEPARATELY WITH THE
    SECURITIES AND EXCHANGE COMMISSION


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         11.      COUNTERPARTS. This Amendment may be executed in any number of counterparts, all of which shall be deemed to constitute but one original and shall be binding upon all parties, their successors and permitted assigns.

         12. ENTIRE AGREEMENT. The Credit Agreement as amended by this Amendment embodies the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior agreements, representations and understandings, if any, relating to the subject matter hereof.


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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       HORIZON MEDICAL PRODUCTS, INC.


                                       By: /s/ William E. Peterson, Jr.
                                          --------------------------------------
                                         Name: William E. Peterson, Jr.
                                              ----------------------------------
                                         Title: President
                                               ---------------------------------



                                       LENDER AND AGENT:

                                       BANC OF AMERICA COMMERCIAL
                                       FINANCE CORPORATION


                                       By: /s/ Ronald S. Cohn
                                          --------------------------------------
                                          Ronald S. Cohn
                                          Duly Authorized Signatory


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                                 ACKNOWLEDGMENT

         The undersigned Credit Parties hereby acknowledge and consent to, and agree to the terms of, the foregoing Fourth Amendment to Amended and Restated Credit Agreement, and ratify and confirm their respective obligations under the Financing Documents, as of the date of such Amendment.


                                   HORIZON ACQUISITION CORP.

                                   By: /s/ Marshall B. Hunt
                                      -----------------------------------------
                                   Name: Marshall B. Hunt
                                        ---------------------------------------
                                   Title: Chief Executive Officer
                                         --------------------------------------



                                   STRATO/INFUSAID, INC.


                                   By: /s/ Marshall B. Hunt
                                      -----------------------------------------
                                   Name: Marshall B. Hunt
                                        ---------------------------------------
                                   Title: President and Chief Executive Officer
                                         --------------------------------------



                                   STEPIC CORPORATION


                                   By: /s/ Marshall B. Hunt
                                      -----------------------------------------
                                   Name: Marshall B. Hunt
                                        ---------------------------------------
                                   Title: Chief Executive Officer
                                         --------------------------------------


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